                                                                    EXHIBIT 10.1

                              SUBSIDIARY GUARANTY
                              -------------------
                  (Second Amended and Restated Loan Agreement)

     This SUBSIDIARY GUARANTY ("Subsidiary Guaranty"), dated as of May 31,
2000, is made by MGM Grand, Inc. and each of the undersigned Subsidiaries of MGM Grand, Inc. (each a "Guarantor" and collectively, jointly and severally, as "Guarantors") in favor of Bank of America, N. A., as Administrative Agent for the benefit of the Banks that are party to the Loan Agreement referred to below (collectively with the Banks, "Lender"), with reference to the following facts:

                                   RECITALS
                                   --------

     A. MGM Grand, Inc., a Delaware corporation ("Borrower") has entered into a Second Amended and Restated Loan Agreement dated as of April lo, 2000 (as amended, the "Loan Agreement") among Borrower, MGM Grand Atlantic City, Inc., a New Jersey corporation, as a Co-Borrower, MGM Grand Detroit, LLC, a Delaware limited liability company ("Detroit"), as a Co-Borrower, the Banks which are party thereto, and Bank of America, N. A., as Administrative Agent.

     B. Certain of the Guarantors have previously guaranteed the obligations of the Borrowers under the Old Loan Agreement referred to in the Loan Agreement, and it is a condition to the amended and restated credit facilities under the Loan Agreement that each of the Guarantors enter into this Subsidiary Guaranty.

     C. Each Guarantor expects to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to Borrower and Co-Borrowers, as the result of financial and business support which will be provided to the Guarantors by Borrower or Co-Borrowers.


                                  AGREEMENT
                                  ---------

     NOW, THEREFORE, in order to induce Lender to extend the aforementioned credit facilities, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, each Guarantor hereby jointly and severally represents, warrants, covenants, agrees and guaranties as follows:

     1.   Definitions. This Subsidiary Guaranty is one of the Guaranties
          -----------
referred to in the Loan Agreement and is one of the Loan Documents. Terms defined in the Loan Agreement and not otherwise defined in this Subsidiary Guaranty shall have the meanings given those terms in the Loan Agreement when used herein and such definitions are incorporated herein as though set forth in full. In addition, as used herein, the following terms shall have the meanings respectively set forth after each:

     "Guarantied Obligations" means all Obligations of Borrower, each Co-
      ----------------------
     Borrower and each other Party at any time and from time to time owed to Lender under one or more of the Loan Documents (but not including

     Obligations owed to Lender under this Subsidiary Guaranty), whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including obligations of performance as well
                                  ---------
     as obligations of payment, and including interest that accrues after the
     ----------------------------------------
     commencement of any bankruptcy or insolvency proceeding by or against Borrower, any Co-Borrower, any Guarantor or any other Person, provided that
                                                                   --------
     the liability of Detroit is limited to that portion of the Obligations which are used, directly or indirectly, to finance the design, development, construction or operation of the Detroit Project or which are actually borrowed or received by Detroit.

     "Guarantor" means, collectively, jointly and severally, each of the
      ---------
     undersigned and each other Person which hereafter becomes a party hereto by executing a Joinder hereto in the form of Exhibit A.

     "Subsidiary Guaranty" means this Subsidiary Guaranty, and any extensions,
      -------------------
     modifications, renewals, restatements, reaffirmations, supplements or amendments hereof.

     "Lender" means the Administrative Agent (acting as the Administrative Agent
      ------
     and/or on behalf of the Banks), and the Banks, and each of them, and any one or more of them. Subject to the terms of the Loan Agreement, any right, remedy, privilege or power of Lender may be exercised by the Administrative Agent, or by the Requisite Banks, or by any Bank acting with the consent of the Requisite Banks.

     2.  Guaranty of Guarantied Obligations. Each Guarantor hereby jointly and
         ----------------------------------
severally irrevocably, unconditionally guaranties and promises to pay and perform on demand the Guarantied Obligations and each and every one of them, including all amendments, modifications, supplements, renewals or extensions of
---------
any of them, whether such amendments, modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any Guarantied Obligation or the security therefor, or otherwise.

     3.  Nature of Guaranty. This Subsidiary Guaranty is irrevocable and
         ------------------
continuing in nature and relates to any Guarantied Obligations now existing or hereafter arising. This Subsidiary Guaranty is a guaranty of prompt and punctual payment and performance and is not merely a guaranty of collection.

     4.  Relationship to Other Agreements. Nothing herein shall in any way
         --------------------------------
modify or limit the effect of terms or conditions set forth in any other document, instrument or agreement executed by any Guarantor or in connection with the Guarantied Obligations, but each and every term and condition hereof shall be in addition thereto. All provisions contained in the Loan Agreement or any other Loan Document that apply to Loan Documents generally are fully applicable to this Subsidiary Guaranty and are incorporated herein by this reference.

     5.  Subordination of Indebtedness of Borrower or Any Co-Borrower to
         ---------------------------------------------------------------
Guarantors to the Guarantied Obligations. Each Guarantor agrees that:
----------------------------------------

         (a) Any indebtedness of Borrower or any Co-Borrower now or hereafter owed to that Guarantor hereby is subordinated to the Guarantied Obligations.

         (b) If Lender so requests, upon the occurrence and during the continuance of any Event of Default, any such indebtedness of Borrower or any Co-Borrower now or hereafter owed to that Guarantor shall be collected, enforced and received by that Guarantor as trustee for Lender and shall be paid over to Lender in kind on account of the Guarantied Obligations, but without reducing or affecting in any manner the obligations of that Guarantor under the other provisions of this Subsidiary Guaranty.

         (c) Should that Guarantor fail to collect or enforce any such indebtedness of Borrower or any Co-Borrower now or hereafter owed to that Guarantor and pay the proceeds thereof to Lender in accordance with Section 5(b) hereof, Lender as that Guarantor's attorney-in-fact may do such acts and
   ---
   sign such documents in that Guarantor's name as Lender considers necessary or desirable to effect such collection, enforcement and/or payment.

     6.  Statutes of Limitations and Other Laws. Until the Guarantied
         --------------------------------------
Obligations shall have been paid and performed in full, all the rights, privileges, powers and remedies granted to Lender hereunder shall continue to exist and may be exercised by Lender at any time and from time to time irrespective of the fact that any of the Guarantied Obligations may have become barred by any statute of limitations. Each Guarantor expressly waives the benefit of any and all statutes of limitation, and any and all Laws providing for exemption of property from execution or for evaluation and appraisal upon foreclosure, to the maximum extent permitted by applicable Laws.

     7.  Waivers and Consents. Each Guarantor acknowledges that the obligations
         --------------------
undertaken herein involve the guaranty of obligations of Persons other than that Guarantor and, in full recognition of that fact, consents and agrees that Lender may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Guarantied Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;
(b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guarantied Obligations or any part thereof, or any of the Loan Documents to which that Guarantor is not a party or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Guarantied Obligations or any part thereof;
(d) accept partial payments on the Guarantied Obligations; (e) receive and hold additional security or guaranties for the Guarantied Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Lender in its sole and absolute discretion may determine; (g) release any Person from any personal liability with respect to the Guarantied Obligations or any part thereof; (h) settle, release on terms satisfactory to Lender or by operation of applicable Laws or otherwise liquidate or enforce any Guarantied Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or (i) consent to the merger, change or any other restructuring or termination of the corporate or other existence of Borrower, any Co-Borrower, any Guarantor or any other Person, and correspondingly restructure the Guarantied Obligations, and any such merger, change, restructuring or termination shall not affect the liability of Guarantors or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Guarantied Obligations.

     Upon the occurrence and during the continuance of any Event of Default, Lender may enforce this Subsidiary Guaranty independently as to that Guarantor and independently of any other remedy or security Lender at any time may have or hold in connection with the Guarantied Obligations. Each Guarantor expressly waives any right to require Lender to marshal assets in favor of Borrower, any Co-Borrower or any other Person, and agrees that Lender may proceed against Borrower, any Co-Borrower or any other Person, or upon or against any security or remedy, before proceeding to enforce this Subsidiary Guaranty, in such order as it shall determine in its sole and absolute discretion. Lender may file a separate action or actions against Borrower, any Co-Borrower and/or any one or more Guarantors without respect to whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Each Guarantor agrees that Lender and Borrower, any Co-Borrower and any Affiliates of Borrower or any Co-Borrower may deal with each other in connection with the Guarantied Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Subsidiary Guaranty. Lender's rights hereunder shall be reinstated and revived, and the enforceability of this Subsidiary Guaranty shall continue, with respect to any amount at any time paid on account of the Guarantied Obligations which thereafter shall be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of Borrower, any Co-Borrower or any other Person, or otherwise, all as though such amount had not been paid. The rights of Lender created or granted herein and the enforceability of this Subsidiary Guaranty with respect to Guarantors at all times shall remain effective to guaranty the full amount of all the Guarantied Obligations even though the Guarantied Obligations, or any part thereof, or any security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower, any Co-Borrower, any other Party or any other guarantor or surety and whether or not Borrower, any Co-Borrower or any other Party shall have any personal liability with respect thereto. Each Guarantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower, any Co-Borrower or any other Party with respect to the Guarantied Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Guarantied Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guarantied Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower, any Co-Borrower or any other Party (other than by reason of the full payment and performance of all Guarantied Obligations), (d) any failure of Lender to marshal assets in favor of Borrower, any Co-Borrower or any other Person, (e) except as otherwise provided in this Subsidiary Guaranty, any failure of Lender to give notice of sale or other disposition of any collateral securing any Guarantied Obligation to that Guarantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of any collateral securing any Guarantied Obligation, (f) any failure of Lender to comply with applicable Laws in connection with the sale or other disposition of any collateral securing any Guarantied Obligation or other security for any

Guarantied Obligation, including without limitation, any failure of Lender to conduct a commercially reasonable sale or other disposition of any collateral securing any Guarantied Obligation or other security for any Guarantied Obligation, (g) any act or omission of Lender or others that directly or indirectly results in or aids the discharge or release of Borrower, any Co-Borrower, any other Party or the Guarantied Obligations or any security or guaranty therefor by operation of law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Lender, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2)of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code, (1) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person,
(n) the avoidance of any Lien in favor of Lender for any reason, (0) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the
---------
Guarantied Obligations (or any interest thereon) in or as a result of any such proceeding, (p) to the extent permitted in paragraph 40.495(4) of the Nevada Revised Statutes ("NRS"), the benefits of the one-action rule under NRS Section 40.430, or (q) any action taken by Lender that is authorized by this Section or any other provision of any Loan Document. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guarantied Obligations, and all notices of acceptance of this Subsidiary Guaranty or of the existence, creation or incurrence of new or additional Guarantied Obligations.

     8.  Condition of Borrower, Co-Borrowers and their Subsidiaries. Each
         ----------------------------------------------------------
Guarantor represents and warrants to Lender that such Guarantor has established adequate means of obtaining from Borrower, the Co-Borrowers, and their Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower, the Co-Borrowers and their Subsidiaries and their properties, and such Guarantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower, the Co-Borrowers and their Subsidiaries and their properties. Each Guarantor hereby expressly waives and relinquishes any duty on the part of Lender (should any such duty exist) to disclose to that Guarantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower, the Co-Borrowers or their Subsidiaries or their properties, whether now known or hereafter known by Lender during the life of this Subsidiary Guaranty. With respect to any of the Guarantied Obligations, Lender need not inquire into the powers of Borrower, the Co-Borrowers or any Subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Guarantied Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

     9.  Liens on Real Property. In the event that all or any part of the
         ----------------------
Guarantied Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting Liens on any interests in real Property, each Guarantor authorizes

Lender, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any obligations of that Guarantor hereunder, the enforceability of this Subsidiary Guaranty, or the validity or enforceability of any Liens of Lender on any collateral securing any Guarantied Obligation, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Each Guarantor expressly waives any defenses to the enforcement of this Subsidiary Guaranty or any rights of Lender created or granted hereby or to the recovery by Lender against Borrower, any Co-Borrower, that Guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale because all or any part of the Guarantied Obligations is secured by real Property. This means, among other things: (1) Lender may collect from any Guarantor without first foreclosing on any real or personal Property collateral pledged by the Borrower, any Co-Borrower or any other Party. (2) If Lender forecloses on any real Property collateral pledged by the Borrower, any Co-Borrower or any other Party: (A) The amount of the Guarantied Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price. (B) The Lender may collect from any Guarantor even if the Lender, by foreclosing on the real Property collateral, has destroyed any right any Guarantor may have to collect from the Borrower, any Co-Borrower or any other Party. This is an unconditional and irrevocable waiver of any rights and defenses any Guarantor may have because all or any part of the Guarantied Obligations is secured by real Property. Each Guarantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure SS 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, including, without limitation, NRS Section 40.430 and judicial decisions relating thereto, and NRS Sections 40.451,40.455,40.457 and 40.459, and all other suretyship defenses it otherwise might or would have under Nevada Law or other applicable Law. Each Guarantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real Property or interest therein subject to any such deeds of trust or mortgages or other instruments and any Guarantor's or any other Person's failure to deceive any such notice shall not impair or affect any Guarantor's Obligations or the enforceability of this Subsidiary Guaranty or any rights of Lender created or granted herein.

     1O.  Waiver of Rights of Subrogation. Notwithstanding anything to the
          -------------------------------
contrary elsewhere contained herein or in any other Loan Document to which any Guarantor is a Party, each Guarantor hereby expressly waives with respect to Borrower, any Co-Borrower, any other Party and their successors and assigns (including any surety) and any other Person which is directly or indirectly a
 ---------
creditor of Borrower, any Co-Borrower, any other Party or any surety for Borrower, any Co-Borrower or any other Party, any and all rights at Law or in equity to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker, and which that Guarantor may have or hereafter acquire against Borrower, any Co-Borrower or any other such Person in connection with or as a result of that Guarantor's execution, delivery and/or performance of this Subsidiary Guaranty or any other Loan Document to which that Guarantor is a Party. Each Guarantor agrees that it shall not have or assert any such rights against Borrower, any Co-Borrower or any other Party or their successors and assigns or any other Person (including
                                                                     ---------
any surety) which is directly or indirectly a creditor of Borrower, any Co-Borrower or any other Party or any surety for Borrower, any Co-Borrower, or any other Party either directly or as an attempted setoff to any action commenced against that Guarantor by Borrower, any Co-Borrower or any other Party (as borrower, co-borrower or in any other capacity), Lender or any other such Person. Each Guarantor hereby acknowledges and agrees that this waiver is intended to benefit Borrower, the Co-Borrowers, the other Parties and Lender and shall not limit or otherwise affect that Guarantor's liability hereunder, under any other Loan Document to which that Guarantor is a Party, or the enforceability hereof or thereof.

     11.  Understandings With Respect to Waivers and Consents. Each Guarantor
          ---------------------------------------------------
warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which that Guarantor otherwise may have against Borrower, any Co-Borrower, any other Party, Lender or others, or against any collateral securing any Guarantied Obligation, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. Each Guarantor acknowledges that it has either consulted with legal counsel regarding the effect of this Subsidiary Guaranty and the waivers and consents set forth herein, or has made an informed decision not to do so. If this Subsidiary Guaranty or any of the waivers or consents herein are determined to be unenforceable under or in violation of applicable Law, this Subsidiary Guaranty and such waivers and consents shall be effective to the maximum extent permitted by Law.

     12.  Representations and Warranties. Each Guarantor hereby makes each and
          ------------------------------
every representation and warranty applicable to the Guarantors set forth in
Article 4 of the Loan Agreement as if set forth in full herein.
---------

     13.  Costs and Expenses. Each Guarantor jointly and severally agrees to pay
          ------------------
to Lender all costs and expenses (including, without limitation, reasonable
                                  ---------
attorneys' fees and disbursements) incurred by Lender in the enforcement or attempted enforcement of this Subsidiary Guaranty, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements (including the reasonably
---------
allocated cost of legal counsel employed by Lender), incurred or paid by Lender in exercising any right, privilege, power or remedy conferred by this Subsidiary Guaranty, or in the enforcement or attempted enforcement thereof, shall be subject hereto and shall become a part of the Guarantied Obligations and shall be paid to Lender by each Guarantor, immediately upon demand, together with interest thereon at the rate(s) provided for under the Loan Agreement.

     14.  Construction of this Subsidiary Guaranty. This Subsidiary Guaranty is
          ----------------------------------------
intended to give rise to absolute and unconditional obligations on the part of
                         --------------------------
each Guarantor; hence, in any construction hereof, notwithstanding any provision
                                                   -----------------------------
of any Loan Document to the contrary, this Subsidiary Guaranty shall be
------------------------------------
construed strictly in favor of Lender in order to accomplish its stated purpose.

     15.  Liability. Each Guarantor and by its acceptance hereof Lender hereby
          ---------
confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to this Subsidiary Guaranty not constitute a fraudulent transfer or conveyance for purposes of any federal or state Law. To effectuate the foregoing intention, the obligations of each such Guarantor under this Subsidiary Guaranty shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Subsidiary Guaranty or pursuant to Section 16 of this Subsidiary Guaranty,
                                   ----------
result in the obligations of such Guarantor under this Subsidiary Guaranty not constituting a fraudulent conveyance or fraudulent transfer under federal or state Law. This Section 15 is for the benefit of the creditors of each
                ----------
Guarantor. The liability of each Guarantor hereunder is independent of any other guaranties at any time in effect with respect to all or any part of the Guarantied Obligations, and each Guarantor's liability hereunder may be enforced regardless of the existence of any such guaranties. Any termination by or release of any Guarantor in whole or in part shall not affect the continuing liability of any other Guarantor hereunder, and no notice of any such termination or release shall be required. The execution hereof by each Guarantor is not founded upon an expectation or understanding that there will be any other guarantor of the Guarantied Obligations.

     16.  Contribution. In order to provide for just and equitable contribution
          ------------
among the Guarantors, the Guarantors agree, inter se, that in the event any
                                            ----- --
payment or distribution is made by any Guarantor (a "Funding Guarantor") under this Subsidiary Guaranty, such Funding Guarantor shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the net
                                            --- ----
worth of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging any Guarantied Obligation or any other Guarantor's obligations with respect to this Subsidiary Guaranty.

     17.  WAIVER OF JURY TRIAL. EACH GUARANTOR AND LENDER EXPRESSLY WAIVE THEIR
          --------------------
RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS SUBSIDIARY GUARANTY, THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT
BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GUARANTOR AND LENDER AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS SUBSIDIARY GUARANTY, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS SUBSIDIARY GUARANTY, THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     18. THIS SUBSIDIARY GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LOCAL

LAWS OF THE STATE OF NEVADA WITHOUT REFERENCE TO THE CONFLICT OF LAWS OR CHOICE OF LAW PRINCIPLES THEREOF.

     19.  Non-Involvement of Tracinda. The parties hereto acknowledge that
          ---------------------------
neither Kirk Kerkorian nor Tracinda Corporation, individually or collectively, is a party to this Subsidiary Guaranty or any of the other Loan Documents executed on the Closing Date. Accordingly, the parties hereto hereby agree that in the event (i) there is any alleged breach or default by any Party under this Subsidiary Guaranty or any such Loan Document, or (ii) any party hereto has any claim arising from or relating to any such Loan Document, no party hereto, nor any party claiming through it (to the extent permitted by applicable Law), shall commence any proceedings or otherwise seek to impose any liability whatsoever against Mr. Kerkorian or Tracinda Corporation by reason of such alleged breach, default or claim.

     IN WITNESS WHEREOF, each Guarantor has executed this Subsidiary Guaranty by its duly authorized officer as of the date first written above.

                                MGM GRAND, INC.,
                                a Delaware corporation

                                MGM GRAND HOTEL, INC.,
                                a Nevada corporation

                                MGM GRAND MOVIEWORLD, INC.,
                                a Nevada corporation

                                GRAND LAUNDRY, INC.,
                                a Nevada corporation

                                MGM GRAND ADVERTISING, INC.,
                                a Nevada corporation

                                MGM GRAND ENTERTAINMENT, INC.,
                                a Nevada corporation

                                MGM GRAND MONORAIL, INC.,
                                a Nevada corporation

                                MGM DIST., INC.,
                                a Nevada corporation

                                DESTRON, INC.,
                                a Nevada corporation

                                DESTRON MARKETING, INC.,
                                a Nevada corporation

                                MGM GRAND MERCHANDISING, INC.,
                                a Nevada corporation

                                MGM GRAND ATLANTIC CITY, INC.,
                                a New Jersey corporation



                                By: /s/ Scott Langsner
                                   -----------------------------------
                                   Scott Langsner,
                                   Secretary to each of the foregoing

                                 MGM GRAND DETROIT, INC.,
                                 a Delaware corporation

                                 MGM GRAND DETROIT, LLC,
                                 a Delaware limited liability company

                                 1533 WOODWARD, INC.,
                                 a Michigan corporation

                                 BUSINESS DEVELOPMENT FUND, LLC,
                                 a Delaware limited liability company

                                 NEW PRMA LAS VEGAS, INC.,
                                 a Nevada corporation

                                 NEW YORK-NEW YORK HOTEL & CASINO, LLC, a
                                 Nevada limited liability company

                                 METROPOLITAN MARKETING, LLC,
                                 a Nevada limited liability company

                                 THE PRIMADONNA COMPANY, LLC,
                                 a Nevada limited liability company

                                 PRMA, LLC,
                                 a Nevada limited liability company

                                 PRMA LAND DEVELOPMENT COMPANY,
                                 a Nevada corporation

                                 PRMA-MS, INC.,
                                 a Mississippi corporation

                                 MGMGMR ACQUISITION, INC.,
                                 a Nevada corporation

                                 MGM ACQUISITION CO. #1,
                                 a Nevada corporation


                                 By: /s/ Scott Langsner
                                    -----------------------------------
                                    Scott Langsner,
                                    Secretary to each of the foregoing

                                    MGM ACQUISITION CO. #2,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #3,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #4,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #5,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #6,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #7,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #8,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #9,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #10,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #11,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #12,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #13,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #14,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #15,
                                    a Nevada corporation


                                    By: /s/ Scott Langsner
                                       -----------------------------------
                                       Scott Langsner,
                                       Secretary to each of the foregoing

                                    MGM ACQUISITION CO. #16,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #17,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #18,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #19,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #20,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #21,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #22,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #23,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #24,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #25,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #26,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #27,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #28,
                                    a Nevada corporation

                                    MGM ACQUISITION CO. #29,
                                    a Nevada corporation


                                    By: /s/ Scott Langsner
                                       -----------------------------------
                                       Scott Langsner,
                                       Secretary to each of the foregoing

                                MGM ACQUISITION CO. #30,
                                a Nevada corporation

                                MGM ACQUISITION CO. #31,
                                a Nevada corporation

                                MGM ACQUISITION CO. #32,
                                a Nevada corporation

                                MGM ACQUISITION CO. #33,
                                a Nevada corporation

                                MGM ACQUISITION CO. #34,
                                a Nevada corporation

                                MGM ACQUISITION CO. #35,
                                a Nevada corporation

                                MGM ACQUISITION CO. #36,
                                a Nevada corporation

                                MGM ACQUISITION CO. #37,
                                a Nevada corporation

                                MGM ACQUISITION CO. #38,
                                a Nevada corporation

                                MGM ACQUISITION CO. #39,
                                a Nevada corporation

                                MGM ACQUISITION CO. #40,
                                a Nevada corporation

                                MGM ACQUISITION CO. #41,
                                a Nevada corporation

                                MGM ACQUISITION CO. #42,
                                a Nevada corporation

                                MGM ACQUISITION CO. #43,
                                a Nevada corporation


                                By: /s/ Scott Langsner
                                   -----------------------------------
                                   Scott Langsner,
                                   Secretary to each of the foregoing

                                      MGM ACQUISITION CO. #44,
                                      a Nevada corporation

                                      MGM ACQUISITION CO. #45,
                                      a Nevada corporation

                                      MGM ACQUISITION CO. #46,
                                      a Nevada corporation

                                      MGM ACQUISITION CO. #47,
                                      a Nevada corporation

                                      MGM ACQUISITION CO. #48,
                                      a Nevada corporation

                                      MGM ACQUISITION CO. #49,
                                      a Nevada corporation

                                      MGM ACQUISITION CO. #50,
                                      a Nevada corporation

                                      MGM ACQUISITION CO. #51,
                                      a Nevada corporation

                                      MGM ACQUISITION CO. #52,
                                      a Nevada corporation

                                      MGM ACQUISITION CO. #53,
                                      a Nevada corporation

                                      MGM ACQUISITION CO. #54,
                                      a Nevada corporation

                                      MGM ACQUISITION CO. #55,
                                      a Nevada corporation

                                      MGM ACQUISITION CO. #56,
                                      a Nevada corporation


                                      By: /s/ Scott Langsner
                                         -----------------------------------
                                         Scott Langsner,
                                         Secretary to each of the foregoing

                                 MGM ACQUISITION CO. #60,
                                 a Nevada corporation


                                 By: /s/ Scott Langsner
                                    -----------------------------------
                                    Scott Langsner,
                                    Secretary to each of the foregoing


                                 Address for notices for each of the Guarantors:

                                 c/o MGM Grand, Inc.
                                 3799 Las Vegas Boulevard South
                                 Las Vegas, Nevada 89109-4319

                                  [Exhibit A]
                                  -----------
                             INSTRUMENT OF JOINDER
                             ---------------------


            THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of ______________, _________, by _____________________________, a (" Joining
Party"), and delivered to Bank of America, N. A., as Administrative Agent, pursuant to the Subsidiary Guaranty dated as of May 3 1,2000, made by certain of the Subsidiaries of MGM Grand, Inc. (each, a "Guarantor") in favor of the Administrative Agent and the Banks referred to in the Loan Agreement referred to below (the "Subsidiary Guaranty"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Subsidiary Guaranty.

                                RECITALS
                                --------
            (A) The Subsidiary Guaranty was made by the Guarantors in favor of the Administrative Agent for the benefit of the Banks that are parties to that certain Second Amended and Restated Loan Agreement dated as of April 10,2000, by and among MGM Grand, Inc., a Delaware corporation ("Borrower"), MGM Grand Atlantic City, Inc., a New Jersey corporation, as a Co-Borrower, MGM Grand Detroit, LLC, a Delaware limited liability company, as a Co-Borrower, the Banks which are parties thereto and Bank of America, N. A., as the Administrative Agent for the Banks (as amended, the "Loan Agreement").

            (B) Joining Party has become a Restricted Subsidiary of Borrower, and as such is required pursuant to Section 5.8 of the Loan Agreement to become
                                    -----------
a party to the Subsidiary Guaranty.

            (C) Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower and the Co-Borrowers of the credit facilities under the Loan Agreement.

            NOW THEREFORE, Joining Party agrees as follows:

                                AGREEMENT
                                ---------

            (1) By this Joinder, Joining Party becomes a party to the Subsidiary Guaranty as an additional joint and several "Guarantor." Joining Party agrees that, upon its execution hereof, it will become a Guarantor under the Subsidiary Guaranty with respect to all Guarantied Obligations as

                                   Exhibit A
further set forth therin, and will be bound by all terms, conditions, and duties applicable to a Guarantor under the Subsidiary Guaranty.

                (2)   The effective date of this Joinder is ____________.

                                             "Joining Party"

                                             ________________________________
                                             a__________________________


                                             By:______________________________

                                             Title:___________________________



ACKNOWLEDGED:

BANK OF AMERICA, N.A.,
as Administrative Agent



By:_____________________________

Title:__________________________



                                   Exhibit A
                                  Page 2 of 2